SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

POWER OF ATTORNEY

I, John Thomas Donnelly, hereby constitute and appoint Scott M. Davis, Michael S. Bloom, Susan J. Lazzo, James J. Klopper, Sandra M. DaDalt, and Elizabeth B. Love, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of Sun Life Insurance and Annuity Company of New York (File No. 333-144626) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

/s/ John Thomas Donnelly
John Thomas Donnelly

Dated: February 12, 2010

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SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

POWER OF ATTORNEY

I, Scott M. Davis, hereby constitute and appoint Michael S. Bloom, Susan J. Lazzo, James J. Klopper, Sandra M. DaDalt, and Elizabeth B. Love, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of Sun Life Insurance and Annuity Company of New York (File No. 333-144626) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

/s/ Scott M. Davis
Scott M. Davis

Dated: February 12, 2010

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SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

POWER OF ATTORNEY

I, Ronald H. Friesen, hereby constitute and appoint Scott M. Davis, Michael S. Bloom, Susan J. Lazzo, James J. Klopper, Sandra M. DaDalt, and Elizabeth B. Love, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of Sun Life Insurance and Annuity Company of New York (File No. 333-144626) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

/s/ Ronald H. Friesen
Ronald H. Friesen

Dated: February 12, 2010

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SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

POWER OF ATTORNEY

I, Westley Vander Thompson, hereby constitute and appoint Scott M. Davis, Michael S. Bloom, Susan J. Lazzo, James J. Klopper, Sandra M. DaDalt, and Elizabeth B. Love, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of Sun Life Insurance and Annuity Company of New York (File No. 333-144626) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

/s/ Westley Vander Thompson
Westley Vander Thompson

Dated: February 12, 2010

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SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

POWER OF ATTORNEY

I, Peter R. O’Flinn, hereby constitute and appoint Scott M. Davis, Michael S. Bloom, Susan J. Lazzo, James J. Klopper, Sandra M. DaDalt, and Elizabeth B. Love, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of Sun Life Insurance and Annuity Company of New York (File No. 333-144626) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

/s/ Peter R. O’Flinn
Peter R. O’Flinn

Dated: February 12, 2010

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SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

POWER OF ATTORNEY

I, Keith Gubbay, hereby constitute and appoint Scott M. Davis, Michael S. Bloom, Susan J. Lazzo, James J. Klopper, Sandra M. DaDalt, and Elizabeth B. Love, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of Sun Life Insurance and Annuity Company of New York (File No. 333-144626) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

/s/ Keith Gubbay
Keith Gubbay

Dated: February 12, 2010

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SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

POWER OF ATTORNEY

I, Michael E. Shunney, hereby constitute and appoint Scott M. Davis, Michael S. Bloom, Susan J. Lazzo, James J. Klopper, Sandra M. DaDalt, and Elizabeth B. Love, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of Sun Life Insurance and Annuity Company of New York (File No. 333-144626) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

/s/ Michael E. Shunney
Michael E. Shunney

Dated: February 12, 2010

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SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

POWER OF ATTORNEY

I, David K. Stevenson, hereby constitute and appoint Scott M. Davis, Michael S. Bloom, Susan J. Lazzo, James J. Klopper, Sandra M. DaDalt, and Elizabeth B. Love, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of Sun Life Insurance and Annuity Company of New York (File No. 333-144626) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

/s/ David K. Stevenson
David K. Stevenson

Dated: February 12, 2010

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SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

POWER OF ATTORNEY

I, Janet V. Whitehouse, hereby constitute and appoint Scott M. Davis, Michael S. Bloom, Susan J. Lazzo, James J. Klopper, Sandra M. DaDalt, and Elizabeth B. Love, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of Sun Life Insurance and Annuity Company of New York (File No. 333-144626) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

/s/ Janet V. Whitehouse
Janet V. Whitehouse

Dated: February 12, 2010

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

POWER OF ATTORNEY

I, Michael K. Moran, hereby constitute and appoint Scott M. Davis, Michael S. Bloom, Susan J. Lazzo, James J. Klopper, Sandra M. DaDalt, and Elizabeth B. Love, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of Sun Life Insurance and Annuity Company of New York (File No. 333-144626) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

/s/ Michael K. Moran
Michael K. Moran

Dated: February 12, 2010

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

POWER OF ATTORNEY

I, Douglas C. Miller, hereby constitute and appoint Scott M. Davis, Michael S. Bloom, Susan J. Lazzo, James J. Klopper, Sandra M. DaDalt, and Elizabeth B. Love, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of Sun Life Insurance and Annuity Company of New York (File No. 333-144626) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

/s/ Douglas C. Miller
Douglas C. Miller

Dated: February 12, 2010

O: Shared\ RPS Legal 2010 SEC NY Sun Protector NYMay 10 ex j1